UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Commonwealth Income and Growth Fund V, LP
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Commonwealth Income and Growth Fund V

September 7, 2015

Dear Partner:

I am writing to you on behalf of Commonwealth Income and Growth Fund, Inc., the General Partner of Commonwealth Income & Growth Fund V, the limited partnership in which you are invested.  In this letter we refer to the limited partnership as the “Partnership.”  Enclosed are a Notice of Special Meeting and a Proxy Statement for a Special Meeting of the Partners of the Partnership that has been called for October 28, 2015, at 2:00 p.m. in the offices of the General Partner located at 17755 US Hwy 19 N, Suite 400, Clearwater, Florida 33764.

The General Partner has called the meeting to propose an amendment to the limited partnership agreement (the “Agreement”) that will authorize a three year extension of the operational phase to December 31, 2020, and two years to liquidate the Partnership.  The General Partner believes the proposed change, and the economic benefit of the change, are explained in the attached proxy statement.  The General Partner is recommending that the Partners approve the requested change.

The General Partner believes it is in the interest of the Partnership to obtain early action on the proposal not only to avoid the expense and delay of additional solicitations, but to allow the General Partner to implement the business plans of the Partnership in an orderly fashion during the last quarter of 2015.  Please send in your proxy card no later than October 27, 2015.

Please read the enclosed proxy statement carefully and cast your vote by completing and returning the enclosed proxy card.  To vote on the proposal, please sign, date and return the proxy card, and return it as soon as possible in the enclosed envelop.  You also may cast your vote by faxing your proxy card to (727) 450-0762.  If you have any questions, please call us at (877) 654-1500.  If you determine at a later date that you wish to attend the meeting, you may revoke your proxy and vote in person.

Thank you for your prompt attention to this matter.

Sincerely yours,

Kimberly A. Springsteen-Abbott

Chief Executive Office

Commonwealth Income & Growth Fund, Inc.

17755 U.S. Highway 19 N

Suite 400

Clearwater, FL 33764

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS OF
THE COMMONWEALTH INCOME & GROWTH FUND V

To Be Held On October 28, 2015

To the Limited Partners:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of the limited partners (the "Partners") of Commonwealth Income & Growth Fund V  (the "Partnership") will be held at the offices of the Partnership at 17755 US Hwy 19 N, Suite 400, Clearwater, Florida 33764 on October 28, 2015 at 2:00 p.m. (Eastern time) for the following reasons:

1.

To consider and vote on a proposal to approve an amendment to the Limited Partnership Agreement (the “Agreement”) extending the operational phase of the Partnership by three years and then extending the termination date of the Partnership to December 31, 2022 from the original dissolution date of February 4, 2017.

2.

To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

Partners of record as of the close of business on September 7, 2015, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

IT IS VERY IMPORTANT THAT YOUR INTEREST BE REPRESENTED AT THIS SPECIAL MEETING.  WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE.  YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.  WE ASK YOUR COOPERATION IN MAILING OR FAXING YOUR PROXY CARD PROMPTLY.

By Order of the General Partner

Kimberly A. Springsteen-Abbott

President

Clearwater, FL

September 7, 2015

The General Partner urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope.  It is important that you return or fax your signed proxy promptly so that a quorum may be ensured.  If you attend the meeting, you may vote your shares in person.

Commonwealth Income & Growth Fund, Inc.

17755 U.S. Highway 19 N

Suite 400

Clearwater, FL 33764

PROXY STATEMENT FOR A SPECIAL MEETING

OF LIMITED PARTNERS OF
THE COMMONWEALTH INCOME & GROWTH FUND V

To Be Held On October 28, 2015

This proxy statement has been sent to you by the General Partner of Commonwealth Income & Growth Fund V (the "Partnership" or “Fund”), a Pennsylvania limited partnership, to solicit your proxy for use at a special meeting (the "Special Meeting") of Partners of the Partnership to be held at 2:00 p.m. Eastern time on October 28, 2015, at the offices of the Partnership.  The principal executive office of the Partnership and the General Partner are located at 17755 US Hwy 19 N, Suite 400, Clearwater, Florida 33764; telephone number: (877) 654-1500.  This proxy statement is first being mailed to Partners on or about September 7, 2015.  [NOTE that mailing date will move out pending SEC review and comments.]

The purpose of the Special Meeting is to consider and vote on a proposal to approve an amendment to the Partnership Agreement to extend the termination date of the Partnership to December 31, 2022.  This proxy statement sets forth concisely information that Partners should know before voting on the proposed amendment to the Agreement.

Solicitation of Proxies

This solicitation is being sent to you as a Partner to seek your consent to a proposed amendment of the Partnership’s termination date.  The solicitation is being conducted by the General Partner by the mailing of this proxy statement requesting your approval of the change.  The General Partner also may conduct further telephone solicitations of limited partners by telephone and by follow-up mailings.  The General Partner has agreed to bear the costs associated with the solicitation of Partners.  The cost incurred by the General Partner to print and mail this material, and the cost of any phone solicitation by existing staff of the General Partner and its parent company, Commonwealth Capital Corporation, are not expected to be significant, and are not expected to exceed $1,800.  The General Partner does not presently expect that it will hire any special employees to conduct this solicitation, or retain any outside firm for such a purpose.

The General Partner does not know at this time of any other business that will be proposed for consideration at the Special Meeting.  In the event that any other matter is properly submitted for consideration at the Special Meeting, the named proxies will vote all proxies received by them in their best judgment.  In the event it is proposed that the meeting be adjourned to a later date to solicit additional votes, the named proxies will vote in favor of the motion all proxies they are entitled to vote “for” the amendment, and will vote against the motion to adjourn to a later date all proxies required to be voted “against” the amendment.

YOUR VOTE IS IMPORTANT.  PLEASE CALL US AT (877) 654-1500 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY.  YOU MAY VOTE BY MAIL, IN PERSON, OR BY FACSIMILE AT (727) 450-0762.

Item 1 - Proposed Amendment to the Partnership Agreement

Reason for the Proposal

When the Partnership was established the Limited Partnership Agreement and the prospectus describing the Partnership provided that the limited partnership would be dissolved on February 4, 2017.  For the business reasons set forth below, the General Partner believes it will be beneficial to the limited partners in the Partnership if the date for the closing of the Partnership is extended by 3 additional years of operation, then the usual 1-2 year liquidation phase of the leases, totaling 4 – 5 years.  In order to extend the date on which the Partnership will terminate, the approval of the limited partners is required.

Proposed Amendment

To extend the life of the Partnership, it is proposed that the partners revise Article 2.6 so that it provides that the life of the Partnership shall run to December 31, 2022.  The General Partner shall be authorized to file such papers and execute such documents as may be required to effect the change.  Pursuant to the provisions of Article 10.2, the approval of the amendment to Section 2.6 shall require the affirmative consent of a Majority in Interest of the limited partners, for which purpose interests held by the General Partner will not be counted as eligible to vote in determining whether the required approval has been obtained.

Business and Financial Information

In its current condition, if the Partnership is liquidated as of the current closing date of February 4, 2017, the return of capital to limited partners could be minimal, due to cumulative equity loss from various contributing factors, such as:

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The following leases resulted in below par performance, due to a number of factors, such as lease payment receivables issues, equipment repossessions and long term litigations:

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Mobile Pro Corp - 2007;

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Quick Loan Funding - 2007;

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Daimler Chrysler Corp. (5 Schedules) - 2009;

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Allied Healthcare Network, Ins. – 2010;

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 Declining and continued low interest rate environment during the entire operations phase of the Fund;

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The domestic economic climate over the past several years;

In the early years of the Fund, aggressive reinvestment is key to income performance, as indicated on page 13 and 15 of the risk section of the prospectus. The above leases hindered that reinvestment capability and income performance in the Fund, thereby causing distributions to include a greater proportion of a return of capital than had been anticipated when the Partnership was organized.  Of the net proceeds of $24,954,311 available for initial investment, the fund has distributed $13,610,339 to date (most of which contained portions comprised of a return of capital).

Historically, the General Partner and its parent acquired all of the transactions in its funds through indirect leasing, which created a more expensive process for the funds.  As the company grew and was able to transition over into direct origination of leases, the performance of our lease transactions has improved significantly.  Therefore, as savings and increased profit potential are achieved they can be passed on to our investors as a result of the continued efforts of the General Partner.  Prior to the implementation of the direct origination strategy, none of the leases in the portfolio were acquired as direct origination leases, but the portion of direct leases has grown significantly and the General Partner strongly believes this will benefit the Fund over the next three years. We expect this new strategy to contribute to the partial recovery of equity lost and maximize potential overall return.

The General Partner has been able to expand on this recent strategy involving direct origination of leases, and within the last year, has been able to actively incorporate it into the older existing funds for which it serves as the general partner.  Additionally, Commonwealth has become a nationally certified diversity supplier, which has lent to significant newly- opened doors with Fortune 1000 companies nationwide (which generally means less credit risk).  Since utilizing this strategy, we anticipate to improve on the following:

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311 lease acquisitions, almost half of which were acquired recently;

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Baa Credit Quality of current portfolio (which provides for timelier lease payments);

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Average Present Value of Lease Rentals:  87.45%;

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Historic ROE: 122.72%; Anticipated ROE with new strategy: 131%.

History of the Fund:  With initial net proceeds available for investment of $24,954,311, the fund was able to acquire $31,571,506 of equipment that was utilized in 311 different short term lease transactions (12-36 months in length), of which 133 are more recent acquisitions.  The General Partner believes that extending the life of the Partnership will allow the Partnership to engage in more profitable transactions or to obtain liquidation values for the assets of the Partnership that will produce more favorable results for the partners of the fund.

Consequently the General Partner of Commonwealth Income & Growth Fund V is asking for your vote to extend the life of the limited partnership to December 31, 2022.  The General Partner believes that the extension will allow additional time for the Partnership to enter into direct lease transactions that may improve the performance and overall returns of the Partnership. This additional time will also allow for the current leases to mature in an orderly fashion, which may allow for higher equipment sales values at lease maturity.

In order to provide investors the greatest benefit from this additional period of operations, the General Partner believes this extension will improve the performance and has agreed that during this extended period, the General Partner will not receive any fees for administration and management of this Partnership, and will only be reimbursed for actual expenses it incurs on behalf of the Partnership.

Voting information and Procedure

The Fund has 1,236,643.4025 outstanding units, each unit is equal to one vote.  The record date for determining the identity of unit holders entitled to consent to the proposal is August 31, 2015.  Only proxies received by Commonwealth no later than October 27, 2015 will be counted towards the vote to extend the operations phase. Your proxy will be revocable until it is used.  Proxies not returned by the deadline will not be able to be counted in the vote.  Abstentions will be counted toward a quorum, but not be counted for or against the vote.  Broker non-votes are not counted for any purpose other than establishing the presence of a quorum.  A majority of the votes is required for the amendment to be adopted.

A record holder of units may assert dissenter’s rights as to fewer than all of the units registered in his name only if he dissents with respect to all the units of the same series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

A beneficial owner of units who is not the record holder may assert dissenter’s rights with respect to shares held on his behalf and shall be treated as a dissenting unit holder if he submits not later than the time of the assertion of dissenter’s rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all units owned by the owner, whether or not the units so owned by him are registered in his name.

Under state law, there is no right of appraisal of your interests in the event this proposal is approved.

Although we ask that you send your proxy in no later than October 27, 2015, we encourage you to send your proxy in earlier to avoid the costs and delays of additional solicitation efforts. By approving the proposal, you are agreeing to amend the Limited Partnership Agreement to extend the operations phase to December 31, 2022.

If you have any questions, please do not hesitate to contact the Investor Services Support Line at 1-877-654-1500.  We thank you for your investment with Commonwealth.

Sincerely,

Kimberly A. Springsteen-Abbott

Chief Executive Officer

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Commonwealth Income and Growth Fund V

Special Meeting of Partners on October 28, 2015

The undersigned hereby appoints Kimberly A. Springsteen-Abbott and Henry Abbott (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and re-substitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Commonwealth Income & Growth Fund V (the "Partnership") to be held at the offices of the Partnership on October 28, 2015, and at any adjournment or adjournments thereof.  The proxies will cast votes according to the number of Interests in the Partnership which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 7, 2015.  This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

1.

To approve an amendment to Section 2.6 of the Partnership Agreement of the Partnership to extend by three years the final date for the operating phase of the Partnership to December 31, 2022.

FOR  |_|

AGAINST   |_|

ABSTAIN   |_|

2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

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Signature

Signature (Joint Owners)

____________________________________     ___________________________________

Date:

______________________________

Date:_______________________________

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name(s) appear hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED BY THE GENERAL PARTNER OF COMMONWEALTH INCOME & GROWTH FUND, INC., WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.